SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of
2002-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National
Association,   as  Trustee,   and  JPMorgan Chase Bank,  as  Certificate
Administrator.   On   June 25, 2002  distributions   were   made   to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  July 2, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      50,000,000.00       47,018,734.97   1,547,345.75     80,759.96  1,628,105.71        0.00        0.00       45,471,389.22
A2A     117,592,000.00      110,168,131.34   3,853,160.15    186,657.45  4,039,817.60        0.00        0.00      106,314,971.19
A2B      20,751,000.00       19,926,125.70     428,128.91     36,238.61    464,367.52        0.00        0.00       19,497,996.79
M1       15,891,000.00       15,891,000.00           0.00     33,840.33     33,840.33        0.00        0.00       15,891,000.00
M2       12,950,000.00       12,950,000.00           0.00     32,609.76     32,609.76        0.00        0.00       12,950,000.00
B1        7,063,000.00        7,063,000.00           0.00     21,353.63     21,353.63        0.00        0.00        7,063,000.00
B2        8,240,000.00        8,240,000.00           0.00     36,439.49     36,439.49        0.00        0.00        8,240,000.00
N        12,900,000.00       10,588,900.22     745,162.95     84,270.00    829,432.95        0.00        0.00        9,843,737.27
R                 0.00                0.00           0.00          0.00          0.00        0.00        0.00                0.00
TOTALS  245,387,000.00      231,845,892.23   6,573,797.76    512,169.23  7,085,966.99        0.00        0.00      225,272,094.47

AIO      73,130,000.00       73,130,000.00           0.00    535,888.36    535,888.36        0.00        0.00       73,130,000.00
X       235,429,185.40      224,199,856.83           0.00          0.00          0.00        0.00        0.00      218,371,222.02
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL           CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A      12489WEG5    940.37469940  30.94691500      1.61519920   32.56211420      909.42778440      A1A         2.210000 %
A2A      12489WEN0    936.86757041  32.76719632      1.58733120   34.35452752      904.10037409      A2A         2.180000 %
A2B      12489WEP5    960.24893740  20.63172425      1.74635487   22.37807913      939.61721315      A2B         2.340000 %
M1       12489WEJ9  1,000.00000000   0.00000000      2.12952803    2.12952803    1,000.00000000      M1          2.740000 %
M2       12489WEK6  1,000.00000000   0.00000000      2.51812819    2.51812819    1,000.00000000      M2          3.240000 %
B1       12489WEL4  1,000.00000000   0.00000000      3.02330879    3.02330879    1,000.00000000      B1          3.890000 %
B2       12489WEM2  1,000.00000000   0.00000000      4.42226820    4.42226820    1,000.00000000      B2          5.690000 %
N        N/A          820.84497829  57.76456977      6.53255814   64.29712791      763.08040853      N           9.550000 %
TOTALS                944.81733845  26.78951110      2.08718975   28.87670084      918.02782735

AIO      12489WEH3  1,000.00000000   0.00000000      7.32788678    7.32788678    1,000.00000000      AIO         8.800000 %
X        N/A          952.30273362   0.00000000      0.00000000    0.00000000      927.54524741      X           0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                            450 West 33rd Street, 14 floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   June 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  802,676.11
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          802,676.11
Sec. 4.06(iii) Extra Principal Distribution Amount                      8,158.04

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             93,365.57
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             31,050.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                31,050.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                   75,051,053.26
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  143,020,168.76

Sec. 4.06(vii) Total Beginning Number of Loans                          2,454.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                  1,059.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                  1,395.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,401.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,044.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,397.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.98%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.10%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.91%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 267.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 333.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
-----------------------------
Category                Number      Principal  Balance     Percentage
1 Month                   98            7,531,792.82                 10.00 %
2 Month                   55            3,589,628.62                  4.76 %
3 Month                  260           15,877,926.95                 21.07 %
Total                    413           26,999,348.39                 35.83 %


 Group 2
-----------------------------
Category                Number        Principal  Balance     Percentage
1 Month                  109           11,286,673.84                  7.89 %
2 Month                   42            4,841,347.72                  3.39 %
3 Month                  162           17,011,351.70                 11.89 %
 Total                   313           33,139,373.26                 23.17 %


 Group Totals
-----------------------------
Category                Number       Principal  Balance     Percentage
1 Month                  207           18,818,466.66                  8.62 %
2 Month                   97            8,430,976.34                  3.86 %
3 Month                  422           32,889,278.65                 15.06 %
 Total                   726           60,138,721.65                 27.54 %




Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   June 25, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
          39              2,557,621.32                 3.39 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
          63              7,476,378.46                 5.23 %


Group Totals
--------------
 Number                Principal  Balance     Percentage
         102             10,033,999.78                 4.59 %



Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
         197             12,234,423.10                16.24 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
          81              7,552,752.46                 5.28 %

Group Totals
--------------
 Number               Principal  Balance     Percentage
         278             19,787,175.56                 9.06 %




Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
           2                 65,485.74                 0.09 %


 Group 2
-----------------
 Number              Principal  Balance     Percentage
           1                 70,373.19                 0.05 %


Group Totals
-----------------
 Number              Principal  Balance     Percentage
           3                135,858.93                 0.06 %




Sec. 4.06(x) Reperforming Loans                                 252.00
Sec. 4.06(x) Reperforming Loan Balances                         17,621,297.07

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                  1,467,458.08
Principal Prepayments Group 2                                  4,180,833.73

Sec. 4.06(xii) Prepayment Penalties/Premiums                    65,964.87

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                      8,158.04
Current Realized Losses Incurred in Group 2                             0.00
Cummulative Realized Losses Incurred in Group 1                  8,158.04
Cummulative  Realized Losses Incurred in Group 2                        0.00


                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                         716.34

Class A1A Interest Accrual Relief Act Reduction                        60.03
Class A2A Interest Accrual Relief Act Reduction                       138.73
Class A2B Interest Accrual Relief Act Reduction                        26.93
Class AIO Interest Accrual Relief Act Reduction                       398.30
Class M1  Interest Accrual Relief Act Reduction                        25.15
Class M2  Interest Accrual Relief Act Reduction                        24.24
Class B1  Interest Accrual Relief Act Reduction                        15.87
Class B2  Interest Accrual Relief Act Reduction                        27.08
Total Class Interest Accrual Relief Act Reduction                     716.34


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,681.50

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         7,588,621.99
Interest Remittance Amount                              1,768,145.22
Principal Remittance Amount                             5,820,476.77


Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

